UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2023

CANNABIS BIOSCIENCE INTERNATIONAL HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Colorado	333-267039	84-4901299
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

6201 Bonhomme Road, Suite 466S
Houston, TX		77036
(Address of principal executive offices)		(ZIP Code)

(214) 733-0868
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01	Other Events.

On December 12, 2023, the Registrant’s board of directors approved the form of Subscription Agreement to be utilized in connection with its offering of 6,250,000,000 shares of its common stock pursuant to its Registration Statement on Form S-1 (File No. 333-267039), which the United States Securities and Exchange Commission declared effective on December 5, 2023. A copy of said form is attached to this report as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNABIS BIOSCIENCE INTERNATIONAL HOLDINGS, INC.

By: /s/ Dante Picazo

Dante Picazo

Chief Executive Officer

Dated: December 14, 2023

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